                               POWER OF ATTORNEY


     Know All Men by These Presents, that each person whose signature appears below constitutes and appoints Barry Fink and Marilyn Cranney and each and any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-14 of Morgan Stanley S&P 500 Index Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.




               SIGNATURE                    TITLE            DATE
               ---------                    -----            ----
          /s/ Charles A. Fiumefreddo       Trustee    February 26, 2002
-------------------------------------
            Charles A. Fiumefreddo


          /s/ James F. Higgins             Trustee    February 26, 2002
-------------------------------------
            James F. Higgins


          /s/ Philip J. Purcell            Trustee    February 26, 2002
-------------------------------------
            Philip J. Purcell

                               POWER OF ATTORNEY


     Know All Men by These Presents, that each person whose signature appears below constitutes and appoints David M. Butowsky, Stuart M. Strauss and Ronald
M. Feiman and each and any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-14 of Morgan Stanley S&P 500 Index Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.




               SIGNATURE                    TITLE            DATE
               ---------                    -----            ----
            /s/ Michael Bozic              Trustee    February 26, 2002
-------------------------------------
              Michael Bozic


            /s/ Edwin J. Garn              Trustee    February 26, 2002
-------------------------------------
              Edwin J. Garn


           /s/ Wayne E. Hedien             Trustee    February 26, 2002
-------------------------------------
             Wayne E. Hedien


             /s/ Manuel H. Johnson         Trustee    February 26, 2002
-------------------------------------
               Manuel H. Johnson


          /s/ Michael E. Nugent            Trustee    February 26, 2002
-------------------------------------
            Michael E. Nugent


          /s/ John L. Schroeder            Trustee    February 26, 2002
-------------------------------------
            John L. Schroeder